Q2 2025 Results July 31, 2025 Exhibit 99.2

c Important Cautionary Statement Regarding Forward-looking Statements This presentation contains certain statements that are forward-looking. Forward-looking statements include, among other things, express and implied statements regarding: the Company’s financial guidance including revenue, operating, and profit margins for 2025, and its medium- and long-term growth outlook; expected expense savings and our ability to strengthen the company through increased focus, reduced costs, and improved execution through simplification; Potential changes to our business including our “go-forward” model for the Rest of the World business, the path forward for OPVEE, our operating footprint, and the composition of our pipeline and R&D and Medical Affairs teams; assumptions regarding expected changes in market share and expectations regarding the extent and impact of competition; assumptions regarding future exchange rates; expected future growth and expectations for sales levels for particular products, and expectations regarding the future impact of factors that have affected sales in the past; our product development pipeline and potential future products, the timing of clinical trials, expectations regarding regulatory approval of such product candidates, the timing of such approvals, and the timing of commercial launch of such products or product candidates, and eventual annual revenues of such future products; changes or unwinds in our favorable net working capital position; and other statements containing the words "believe," "anticipate," "plan," "expect," "intend," "estimate," "forecast," “strategy,” “target,” “guidance,” “outlook,” “potential,” "project," "priority," "may," "will," "should," "would," "could," "can," the negatives thereof, and variations thereon and similar expressions. By their nature, forward-looking statements involve risks and uncertainties as they relate to events or circumstances that may or may not occur in the future. Actual results may differ materially from those expressed or implied in these forward-looking statements due to a number of factors, including: lower than expected future sales of our products; greater than expected impacts from competition; failure to achieve market acceptance of OPVEE; unanticipated costs including the effects of potential tariffs and potential retaliatory tariffs; whether we are able to identify efficiencies and fund additional investments that we expect to generate increased revenues, and the timing of such actions; and litigants with whom we are otherwise unable or unwilling to agree to final terms, or who choose to "opt out" of proposed settlements. For additional information about some of the risks and important factors that could affect our future results and financial condition, see "Risk Factors" in our Annual Report on Form 10-K filed March 3, 2025, in our Quarterly Report on Form 10-Q filed May 1, 2025, and our other filings with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date that they are made and should be regarded solely as our current plans, estimates and beliefs. Except as required by law, we do not undertake and specifically decline any obligation to update, republish or revise forward-looking statements to reflect future events or circumstances or to reflect the occurrences of unanticipated events. 2 Q2 2025 Results | JuLY 31, 2025

Joe Ciaffoni Chief Executive Officer

Q2 2025 RESULTS | JULY 31, 2025

Call Agenda



Overview & Indivior Action Agenda	Joe Ciaffoni, CEO
SUBLOCADE® Commercial Strategy	Patrick Barry, CCO
Q2 Performance & FY 2025 Guidance	Ryan Preblick, CFO
Conclusion	Joe Ciaffoni, CEO
Q&A	All participants

INDIVIOR
4

Pioneering life-transforming treatment for opioid use disorder to make meaningful recovery possible

SUBLOCADE Net Revenue Q2 2025 Business Highlights 6 Q2 2025 Results | JuLY 31, 2025 1Adjusted EBITDA is a Non-GAAP Financial Measure with Net Income as the most directly comparable; Net Income/(loss) was (97m) in Q2 2024 and $18m in Q2 2025; See Non-GAAP Financial Measures in the Appendix for reconciliation Total Net Revenue Adjusted EBITDA1 Raising Full-Year 2025 Financial Guidance +1% +9% (5)%

FY 2025: A Transition Year 7 Q2 2025 Results | JuLY 31, 2025 Strengthening expertise and leadership at the Board and Executive levels Dr. David Wheadon BOD Chair Joe Ciaffoni Chief Executive Officer Patrick Barry Chief Commercial Officer Daniel Ninivaggi Independent Non-Executive Director Vanessa Procter Executive Vice President, Corporate Affairs Tony Kingsley Independent Non-Executive Director Foundational Leadership Additions

Indivior Action Agenda 8 Phase I (Generate Momentum) Underway Q2 2025 Results | JuLY 31, 2025 I II III Grow U.S. SUBLOCADE net revenue Simplify the organization and establish “go-forward” operating model Determine actions and investments necessary to expand LAI penetration in U.S. BMAT market to accelerate U.S. SUBLOCADE net revenue Accelerate U.S. SUBLOCADE net revenue Generate immediate accretion from profitability and cash flow growth exceeding revenue growth Phase II – Accelerate (Jan. ’26) Leverage strengthened financial profile to acquire next growth drivers Phase III – Breakout (H2’26 – Beyond) Phase I – Generate Momentum (Q2'25)

Patrick Barry Chief Commercial Officer

Q2 2025 RESULTS | JULY 31, 2025

Q2 2025 U.S. SUBLOCADE Performance

Strong SUBLOCADE Dispense Growth[1]


+6%
YoY
+9%
QoQ
155,700
151,900
165,700
Q2'24
Q1'25
Q2'25

TTM SUBLOCADE Patients[2]


+7%
YoY
160,365
171,519
Q2'24
Q2'25

Growing SUBLOCADE Prescriber Base[3]


+14%
YoY
7,235
8,284
Q2'24
Q2'25

Improving Prescriber Depth: HCPs with 5+ SUBLOCADE Patients[3]


+9%
YoY
2,999
3,282
Q2'24
Q2'25

INDIVIOR

[1]Total number of dispenses (new and refill) within the quarter; Indivior analytics. [2]Rolling 12 mos. Estimated patients in treatment [3]Active count of prescribing HCPs excluding delisted and Specialty HCPs

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Improving U.S. SUBLOCADE Commercial Execution to Generate Momentum 11 Q2 2025 Results | JuLY 31, 2025 OVERRIDING GOAL: Extend SUBLOCADE’s Position as No. 1 LAI Choice Field Force Execution: Improving field force messaging acumen and productivity Driving HCP awareness of label updates Payor Pull-Through: Leveraging broad access across payor landscape Closing commercial patient gap Specialty Pharmacy Performance: Improving dispense yield for commercial patients HCP and Patient Media: Investing in omni-channel digital media targeting HCPs Activating patients through DTC

Ryan Preblick Chief Financial Officer

Q2 2025 RESULTS | JULY 31, 2025

Q2 2025 Financial Highlights

OPERATING RESULTS:

$ mil	Q2 2025	Q2 2024	Change
Net Revenue (NR):	**302**	**299**	**1%**
Gross Profit:	**250**	**220**	**14%**
Gross Margin	83%	74%	+900 bps
Non-GAAP Gross Profit:	**252**	**252**	**Flat**
Non-GAAP Gross Margin[1]	84%	84%	Flat
Operating Expenses[2]:	**(179)**	**(338)**	**(47)%**
Non-GAAP Operating Expenses[1]:	**(167)**	**(163)**	**2%**
Non-GAAP Selling and Marketing	(80)	(66)	21%
Non-GAAP General and Administrative	(66)	(71)	(7)%
Non-GAAP Research and Development	(21)	(26)	(20)%
Net Income	**18**	**(97)**	**NM**
Non-GAAP Net Income[1]	64	66	(3)%
Adjusted EBITDA[1]	**88**	**93**	**(5)%**

KEY TAKEAWAYS: (vs. Q2 2024 unless otherwise indicated)

Total Net Revenue up 1% with SUBLOCADE Net Revenue offsetting SUBOXONE Film Net Revenue erosion and PERSERIS discontinuation

SUBLOCADE Net Revenue of $209m, up 9%, reflecting solid dispense volume growth and stocking and gross-to-net favorability

U.S. Film Net Revenue benefited from price stability in the U.S. in 1H'25 and modestly higher-than-anticipated market share

Total Non-GAAP Operating Expense[1] expenses up 2%, reflecting elevated SUBLOCADE commercial investments partially offset by streamlining actions, PERSERIS discontinuation and R&D refocus

Adjusted EBITDA[1] reflects the increase in U.S. SUBLOCADE investments

INDIVIOR

[1]See non-GAAP Financial Measures in the Appendix for reconciliation; Columns and rows may not foot due to rounding. [2]GAAP Selling and Marketing Expenses were $80m in Q2 2025 and $66m in Q2 2024, GAAP Administrative and General Expenses were $78m in Q2 2025 and $86m in Q2 2024, GAAP Research and Development expenses were $21m in Q2 2025 and $26m in Q2 2024, GAAP Litigation Settlement expenses were $160m in Q2 2024

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Cash and Borrowing Position 14 Q2 2025 Results | JuLY 31, 2025 1See discussion of obligations in Note 12 in SEC filed form 10-K on March 3, 2025; Columns and rows may not foot due to rounding. 2Defined as Total Debt divided by Adjusted EBITDA for the trailing 12 months; Total debt excludes legal settlement obligations. Cash and borrowing KEY TAKEAWAYS: (vs. December 31, 2024, unless otherwise indicated) Cash & Investments of $538m1 Strong YTD cash generated by operations Net working capital benefit of approximately $120 million from timing of Medicaid rebate invoices, which we expect to reverse next quarter Adjusted leverage ratio of ~1.02 $ mil June 30, 2025  Dec 31, 2024  Cash & Cash Equivalents 510 319 ST and LT Investments 27 28 Total Cash & Investments1 538 347 Current Borrowings (18) (18) Long-Term Borrowings (308) (315) Adjusted Leverage Ratio2 ~1.0 ~1.0

Q2 2025 RESULTS | JULY 31, 2025

2025 Financial Guidance Reconciliation: Introducing Adjusted EBITDA[1]

Non-GAAP Operating Expenses

4/24/25 Non-GAAP Operating Expense Guidance Reconciled

- To align with adjusted EBITDA method, excludes $25m in stock-based compensation
- Amount reflects full-year 2025 expectations when guided on 4/24/25


$610m-$625m
-$25m
$585m-$600m
Exclude Expected Stock-based Compensation
Non-GAAP Operating Expense Guided on 4/24/25
Reconciled to Align with Adjusted EBITDA

Adjusted EBITDA

4/24/25 Non-GAAP Operating Profit Guidance Reconciled to Adjusted EBITDA

- Replacing non-GAAP operating profit with adjusted EBITDA guidance metric to measure operating results and cash generation
- Adds back $25m in stock-based compensation and $10m in depreciation & certain amortization
- Amounts reflect full-year 2025 expectations when guided on 4/24/25


$185m-$225m
+$25m
+$10m
$220m-$260m
Add Back Expected Stock-based Compensation
Add Back Expected Depreciation & Amortization
Non-GAAP Operating Profit Guided on 4/24/25
Reconciled to Adjusted EBITDA

INDIVIOR

[1]For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort. Guidance and expectations provided on this slide are as of April 24, 2025.

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Q2 2025 RESULTS | JULY 31, 2025

Raising 2025 Financial Guidance: Reflecting Stronger Top-line Growth

	Previous Guidance (4/24/25) (Reconciled for Adjusted EBITDA)	Updated Guidance (7/31/25)[1]	Commentary on Performance-Based Changes to Guidance
Total Net Revenue	**$955m - $1,025m**	**$1,030m - $1,080m**	• **Reflects solid YTD U.S. SUBLOCADE performance and U.S. pricing stability for SUBOXONE Film**
SUBLOCADE Net Revenue	**$725m - $765m**	**$765m - $785m**	• **Solid dispense volume growth in line with expectations and gross-to-net favorability**
OPVEE Net Revenue	$10m - $15m	$10m - $15m	• *No change*
Non-GAAP Gross Margin[2]	**Low to mid 80% range**	**Low to mid 80% range**	• *No change*
Non-GAAP Operating Expenses[2]	**$585m - $600m**	**$585m - $600m**	• *No change*
Non-GAAP SG&A[2]	$500m – $510m	$500m – $510m	• *No change*
R&D	$85m – $90m	$85m – $90m	• *No change*
Adjusted EBITDA[2]	**$220m - $260m**	**$275m - $300m**	• **Increase of 20% at the mid-points reflect top-line improvement**

INDIVIOR

[1]As of July 31, 2025, before exceptional items and assuming no material change in key FX rates vs. FY 2024 average rates. Financial data provided by Indivior in its press release on Form 8-K filed with the SEC on July 31, 2025.
[2]For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort; See slide 15 for details .

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Concluding Remarks

Execute Phase I of Indivior Action Agenda Deliver on Raised 2025 Financial Guidance Clear Focus on Executing the Action Agenda and Delivering on Commitments 18 Q2 2025 Results | JuLY 31, 2025

Q&A

Appendix

Q2 2025 RESULTS | JULY 31, 2025

Key Ongoing Clinical Trials

Trial	Population	Patients	Design	Primary Endpoints	Status	Estimated Completion
INDV-6001 3-month long- acting buprenorphine Phase II NCT06576843	Moderate to severe Opioid Use Disorder (OUD)	122	Multiple dose Phase 2 PK study	Evaluate PK, safety and tolerability of INDV-6001 following multiple doses in participants with OUD	Last Patient First Visit Q2-2025[2]	Last Patient Last Visit Q4 2025
INDV-2000 Selective Orexin-1 receptor antagonist Phase II NCT06384157	Moderate to severe Opioid Use Disorder (OUD)	300	Placebo or 3 dosing regimes of INDV-2000	Efficacy – Proportion (probability) of patients without treatment failure[1] by the end of week 12	Last Patient First Visit Q3-2025[3]	Last Patient Last Visit Q4 2025

INDIVIOR

[1]Treatment failure defined as either one of two criteria: 1. Urine Drug Screen positive for opioids, or fentanyl on 4 consecutive assessments while participants are on INDV-2000 or placebo alone, 2. Discontinued INDV-2000 or placebo prematurely. [2]Status as per June 24, 2025. [3]Status as per July 7, 2025

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Financial Reconciliations 22 Q2 2025 Results | JuLY 31, 2025

Financial Reconciliations 23 Q2 2025 Results | JuLY 31, 2025

Financial Reconciliations 24 Q2 2025 Results | JuLY 31, 2025